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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 31, 2004

                   KANEB PIPE LINE OPERATING PARTNERSHIP, L.P.
               (Exact name of registrant as specified in charter)

       Delaware                  333-44634                       75-2287683
(State of Incorporation)    (Commission File No.)             (I.R.S. Employer
                                                             Identification No.)

                          2435 North Central Expressway
                             Richardson, Texas 75080
               (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:  (972) 699-4062


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

          Mergers

     On October 31, 2004, Valero L.P. and Kaneb Pipe Line Partners, L.P. ("KPP"), the sole limited partner of Kaneb Pipe Line Operating Partnership, L.P. (the "Registrant"), entered into a definitive agreement to merge (the "KPP Merger") Valero L.P. and KPP. Under the terms of the agreement, each holder of units of limited partnership interests in KPP will receive a number of Valero L.P. common units based on an exchange ratio that fluctuates within a fixed range to provide $61.50 in value of Valero L.P. units for each unit of KPP. The actual exchange ratio will be determined at the time of the closing of the proposed merger and is subject to a fixed value collar of plus or minus five percent of Valero L.P.'s per unit price of $57.25 as of October 7. Should Valero L.P.'s per unit price fall below $54.39 per unit, the exchange ratio will remain fixed at 1.1307 Valero L.P. units for each unit of KPP. Likewise, should Valero L.P.'s per unit price exceed $60.11 per unit of KPP, the exchange ratio will remain fixed at 1.0231 Valero L.P. units for each unit of KPP.

     In a separate definitive agreement, on October 31, 2004, Valero L.P. agreed to acquire by merger (the "KSL Merger") all of the outstanding common shares of Kaneb Services LLC ("KSL"), the owner of all of the outstanding equity interest in Kaneb Pipe Line Company LLC, the general partner of KPP and the Registrant (the "General Partner"), for cash. Under the terms of that agreement, Valero L.P. is offering to purchase all of the outstanding shares of KSL at a fixed cash price of $525 million, or $43.31 per share. KPP, the Registrant and KSL will become wholly owned subsidiaries of Valero L.P.

     The completion of the KPP Merger is subject to the approval of the unitholders of Valero L.P. and KPP, as well as customary regulatory approvals including those under the Hart-Scott-Rodino Antitrust Improvements Act. The completion of the KPP merger is also subject to completion of the KSL merger. The completion of the KSL Merger is subject to the approval of the unitholders of Valero L.P. and the shareholders of KSL, as well as customary regulatory approvals including those under the Hart-Scott-Rodino Antitrust Improvements Act. The completion of the KSL merger is also subject to completion of the KPP merger. The general partner of the combined partnership will continue to be owned by affiliates of Valero Energy Corporation.

     The above description of KPP's and KSL's definitive agreements with Valero L.P. does not purport to be a complete statement of the parties' rights and obligations under those agreements and the transactions contemplated by them. The above description is qualified in its entirety by reference to the definitive agreements, copies of which are attached as Exhibit 2.1 to KPP's Current Report on Form 8-K, filed with the Securities and Exchange Commission ("Commission") on November 1, 2004, and as Exhibit 2.1 to KSL's Current Report on Form 8-K, filed with the Commission on November 1, 2004.

     Supplement to the Kaneb LLC 2002 Long Term Incentive Plan

     On October 31, 2004, at the request of the board of directors of the General Partner, Kaneb LLC established a Supplement to the Kaneb LLC 2002 Long Term Incentive Plan (the "Supplement") for the benefit of the participant named therein. In 2002, the Kaneb LLC 2002 Long Term Incentive Plan (the "Plan") was implemented by the board of directors of the General Partner for John R. Barnes, a director of the General Partner and Chairman of the Board, President and Chief Executive Officer of KSL. The Plan was established to provide for a payment to Mr. Barnes equal to 2% of the increase in aggregate unit value of KPP, excluding increases derived from the issuance of additional units, as computed under the Plan from December 31, 2001 to December 31, 2006. The Supplement was implemented by the board of directors of the General Partner to clarify the terms of payment pursuant to the Plan in the event the transactions contemplated by the Agreement and Plan of Merger filed as Exhibit 2.1 to the Current Report of KPP on Form 8-K filed on November 1, 2004 are consummated. The above description of the Supplement and the Plan do not purport to be a complete statement of the parties' rights and obligations under those agreements and the transactions contemplated by them. The above description of the Supplement is qualified in its entirety by reference to the definitive agreement, a copy of which is attached as Exhibit 2.1 to KPP's Current Report on Form 8-K, filed with the Commission on November 3, 2004.

     This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect management's current views with respect to future events and financial performance. The words "believes", "expects", "anticipates", "estimates", and similar words or expressions are generally intended to identify forward-looking statements. Actual results may differ materially from those expected because of various risks and uncertainties included from time to time in the Registrant's filings with the Commission.

Item 9.01 Financial Statements and Exhibits.

     (c)  Exhibits

          2.1 Agreement and Plan of Merger by and among Valero L.P., Riverwalk Logistics, L.P., Valero GP, LLC, VLI Sub B LLC, Kaneb Pipe Line Partners, L.P. and Kaneb Pipe Line Company LLC (incorporated by reference to Exhibit 2.1 to Kaneb Pipe Line Partners, L.P.'s Current Report on Form 8-K filed on November 1, 2004).

          2.2 Agreement and Plan of Merger by and among Valero L.P., Riverwalk Logistics, L.P., Valero GP, LLC, VLI Sub A LLC and Kaneb Services LLC (incorporated by reference to Exhibit 2.1 to Kaneb Services LLC's Current Report on Form 8-K filed on November 1, 2004).

          10.1 Supplement to the Kaneb LLC 2002 Long Term Incentive Plan, dated effective as of October 31, 2004, between Kaneb LLC and the participant named therein (incorporated by reference to Exhibit
               10.1 to Kaneb Pipe Line Partners, L.P.'s Current Report on Form 8-K filed on November 3, 2004).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 KANEB PIPE LINE OPERATING PARTNERSHIP, L.P.
                                 By: Kaneb Pipe Line Company LLC,
                                     as General Partner



                                       //s// HOWARD C. WADSWORTH
                                 -----------------------------------------------
                                 Howard C. Wadsworth
                                 Vice President, Treasurer and Secretary


Dated November 3, 2004